                    SCHEDULE 14A INFORMATION
                          (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   ROCKY FORD FINANCIAL, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:

________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                   December 29, 1998





Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of Rocky Ford Financial, Inc. to be held at the main office of Rocky Ford Federal Savings and Loan Association, 801 Swink Avenue, Rocky Ford, Colorado on Thursday, January 21, 1999 at 2:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1998 fiscal year. Directors and officers of the Company as well as representatives of Grimsley, White & Company, the Company's independent auditors for the 1998 fiscal year, will be available to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                          Sincerely,

                          /s/ Keith E. Waggoner

                          Keith E. Waggoner
                          President and Chief Executive Officer

________________________________________________________________

              ROCKY FORD FINANCIAL, INC.
                   801 SWINK AVENUE
           ROCKY FORD, COLORADO  81067-0032
                    (719) 254-7642

________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To Be Held on January 21, 1998
________________________________________________________________

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Rocky Ford Financial, Inc. (the "Company"), will be held at the main office of Rocky Ford Federal Savings and Loan Association, 801 Swink Avenue, Rocky Ford, Colorado at 2:00 p.m., local time, on Thursday, January 21, 1999.

    A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

    The Annual Meeting is for the purpose of considering and acting upon:

    1. The election of three directors of the Company to a three-year term; and

    2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing pro-

posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 4, 1998, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Francis E. Clute

                           FRANCIS E. CLUTE
                           SECRETARY
Rocky Ford, Colorado
December 29, 1998

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
              ROCKY FORD FINANCIAL, INC.
                   801 SWINK AVENUE
           ROCKY FORD, COLORADO  81067-0032

            ANNUAL MEETING OF STOCKHOLDERS
                   January 21, 1999
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rocky Ford Financial, Inc. (the "Company") to be used at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at main office of Rocky Ford Federal Savings and Loan Association, 801 Swink Avenue, Rocky Ford, Colorado on Thursday, January 21, 1999, at 2:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about December 29, 1998.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

    Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

    The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 4, 1998 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were $408,350 shares of Common Stock issued and outstanding.

    Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNER                      OWNERSHIP(1)       OUTSTANDING
--------------------                     ------------       -----------
Rocky Ford Financial, Inc.                333,856 (2)          8.00%
Employee Stock Ownership Plan ("ESOP")
801 Swink Avenue
Rocky Ford, Colorado  81067-0032

All Directors and Executive Officers
  as a Group (8 persons)                   74,240             18.19%

__________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Burrell, Clute and Hancock, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is currently composed of eight members. Under the Company's Certificate of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting, directors will be elected for terms expiring at the Annual Meeting to be held in the year 2002. The Board of Directors has nominated Directors Wayne W. Whittaker, Francis E. Clute and William E. Burrell, all to serve for an additional term of three years and until his successor is elected and qualified. Under Delaware law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

    Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
NOMINEES LISTED BELOW.

    The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, Rocky Ford Federal Savings and Loan Association (the "Association"), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company in January 1997 and remained as such following the conversion of the Association from mutual to stock form (the "Conversion"). Each director of the Company is also a member of the Board of Directors of the Association.


                                                             SHARES OF
                                 YEAR FIRST                 COMMON STOCK
                    AGE AS       ELECTED AS      CURRENT    BENEFICIALLY
                    OF THE       DIRECTOR OF      TERM     OWNED AT THE     PERCENT
     NAME         RECORD DATE  THE ASSOCIATION  TO EXPIRE  RECORD DATE(1)   OF CLASS
     ----         -----------  ---------------  ---------  --------------   --------

                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002
Wayne W. Whittaker    67          1981             1999       12,500          3.06%
Francis E. Clute      61          1987             1999        3,656 (2)       .90%
William E. Burrell    71          1987             1999       12,500 (2)      3.06%

                           DIRECTORS CONTINUING IN OFFICE

Donald F. Gause       67          1972             2000       12,775          3.13%
Brian H. Hancock      53          1991             2000          800 (2)       .20%
Keith E. Waggoner     52          1997             2000       10,773          2.64%
Norman L. Bailey      61          1992             2001        8,736          2.14%
R. Dean Jones         60          1989             2001       12,500          3.06%

____________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) Excludes shares with respect to which Directors Clute, Burrell and Hancock may have "voting power" by virtue of their positions as trustees of the trust holding 33,856 shares under the ESOP. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

    The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

    WAYNE W. WHITTAKER has served as a Director and Vice President of the Association since 1981 and has been a self-employed real estate and insurance agent since 1953. He also serves as Corporate Secretary and Treasurer of Catlin Canal Company, The Pisqah Reservoir and Ditch Company and Larkspur, Inc. Mr. Whittaker's civic activities include being a block solicitor for the Leukemia Society of America, Finance Chairman for the local Shrine Circus, active membership in a local Methodist church, committee member for the Sunshine District of Methodist Church Building Committee, Chairman of the Finance Committee of the Arkansas Valley Board of Realtors and involvement with the Shrine Children's Clinic.

    FRANCIS E. CLUTE has served as a Director and Treasurer of the Association since 1987. He is the owner of Edco Metal Works, a machine shop specializing in heating and air conditioning. Mr. Clute's civic involvement includes membership in the Rocky Ford Lion's Club, Elks Lodge and Chamber of Commerce. He is also active with the Rocky Ford Zoning Board and School District.

    WILLIAM E. BURRELL is employed as an Advisor to Burrell
Seeds, Inc. and D.V. Burrell Seed Growers Company and is active with the Salvation Army.

    DONALD F. GAUSE currently serves as Chairman of the Board of the Association. Mr. Gause was elected to the Board of Directors in 1972 and served as President of the Association from 1990 to May 1997. Following the


Conversion, Mr. Gause became Chairman of the Board of Directors of the Association. He is owner of Don's for Lad and Dad, Inc., a family owned and operated men's clothing store.

    BRIAN H. HANCOCK has been a self-employed Real Estate and Insurance broker since 1969. He is also a member of the Board of Directors of the Rocky Ford Housing Authority Nava Manor
Complex.

    KEITH E. WAGGONER currently serves as President and Chief Executive Officer of the Company and the Association. Mr. Waggoner became President of the Association in May 1997 and was Executive Vice President of the Association from 1985 to May 1997. His past and current civic activities include being President of the Lion's Club, member of the Otero Junior College Advisory Board, President and member of the La Junta Catholic Parish Counsel, President of the La Junta Catholic Parish Finance Board and member of the Otero County Planning Commission.

    NORMAN L. BAILEY is currently serving as President of the La Junta Golf Club and La Junta Capital in La Junta, Colorado.

    R. DEAN JONES has been the owner of Jones Motors, Inc.
since 1986. His past and current community involvement include being Chairman of the Board of the Colorado Auto Dealers Association, President of La Junta Development, Inc., Trust Director of the Colorado Auto Dealers Insurance Trust, member of the Board of the Buick Dealer Council, member of the Board of Pikes Peak Hill Climb, Inc. and Director of the National Auto Dealer Association.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds Annual Meetings as needed. During the year ended September 30, 1998, the Board of Directors of the Company met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company held while he was a member during the year ended September 30, 1998 and the total number of meetings held by committees on which he served during such fiscal year.

    The Company's Board of Directors has standing
Compensation, Asset/Liability Management, Nominating and Loan Review Committees. The Board of Directors' Audit Committee consists of the entire Board of Directors. The Board, in its capacity as the Audit Committee, met two times during the year ended September 30, 1998 to examine and approve the audit report prepared by the independent auditors of the Association, to review and recommend the independent auditors to be engaged by the Association, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies.

    The Company's Nominating Committee consists of Directors Whittaker, Burrell and Hancock and is responsible for considering potential nominees to the Board of Directors.
During the year ended September 30, 1998, the committee met two times. In its deliberations, the nominating committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area.

    The Board of Directors' Compensation Committee consists of the full Board of Directors. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. All compensation decisions are made by the full Board of Directors. The Compensation Committee met one time during the fiscal year ended September 30, 1998.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

    Directors' Fees. The Company's directors receive fees of $400 per monthly meeting attended. This fee includes any Executive, Compensation or Lending Committee meeting. No fees are paid for serving on committees of the Board of Directors. During fiscal year 1998, the Company's directors' fees totaled $38,400.

    Retirement Plan for Directors and Senior Officer. The Association's Board of Directors adopted the Rocky Ford Federal Savings and Loan Association Retirement Plan for Directors and Senior Officer (the "Retirement Plan") effective November 13, 1996 (the "Effective Date"), for the Association's senior officer as of the plan's effective date and its directors (i) who are members of the Association's Board of Directors (the "Board") at some time on or after the plan's effective date, and
(ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. Directors who become participants will remain participants even if they later become employees of the Association.

    On the Effective Date, a Retirement Plan bookkeeping account was established by the Association in the name of each participant, and each participant who was a director on the Effective Date had his account credited with an amount equal to the product of (i) $1,840 ($2,723 for Director Gause), and (ii) his full years of service as a director prior to the Effective Date. On each September 30 following the Effective Date, each participant who is a director (but not a senior officer) on such date shall have his or her account credited with an amount equal to the product of $1,840 ($2,723 for Director Gause) and the safe performance factor. The safe performance factor is determined based on the Association's actual performance as compared to budgeted goals for return on average assets, non-performing assets, and CAMEL rating, provided that the safe performance factor may not exceed 1.2. Also on the Effective Date, the Retirement Plan account of Mr. Waggoner, the senior officer, was credited with an amount equal to $4,000 for each full year of his service with the Association prior to such date. On the September 30 occurring during each of the next eleven years following the Effective Date, Mr. Waggoner's account will be credited an additional amount equal to $20,669 times the safe performance factor, provided he is an employed by the Association on such date. Amounts credited to accounts of participants on the Effective Date became 50% vested on the Effective Date, with the remainder vesting on March 31, 1997. Amounts credited to participants' accounts after the Effective Date will be fully vested at all times. Until distributed in accordance with the terms of the Retirement Plan, each participant's account will be credited with a rate of return on any amounts previously credited. The rate of return will equal the dividend-adjusted rate of return on the Company's common stock.

    In the event of Mr. Waggoner's disability or death, his account will be credited with an amount equal to the difference
(if any) between (i) 50% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Association to age 62, and
(ii) the benefits which are actually credited to his account at the time of his termination. If his employment terminates in connection with or following a change in control, his account will be credited with an amount equal to the difference (if any) between (i) 100% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Association to age 62, and (ii) the benefits which are actually credited to his account at the time of his termination, subject to applicable "golden parachute" limitations under Section 280G of the Internal Revenue Code. "Change in control" is defined the same as under the Employment
Agreement described below.

    Participants' accounts under the Retirement Plan will be paid, in cash, in ten substantially equal annual installments, beginning during the first quarter of the calendar year which next follows the calendar year in which the participant ceases to be a director or senior officer (whichever shall first occur). Notwithstanding the foregoing, a participant may elect to receive Retirement Plan benefits in a lump sum or over a period shorter than ten years. In the event of a participants' death, the balance of his Retirement Plan account will be paid in a lump sum (unless the Participant elects a distribution period up to ten years) to his designated beneficiary, or if none, his estate.

    Any benefits accrued under the Retirement Plan will be paid from the Association's general assets. The Association has established a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the

claims of the Association's general creditors. In the event a participant prevails over the Association in a legal dispute as to the terms or interpretation of the Retirement Plan, he or she will be reimbursed for his or her legal and other expenses.

    During the fiscal year ended September 30, 1998, the accounts for Mr. Gause, Mr. Waggoner and the remaining directors under the Retirement Plan were credited $20,609, $2,723 and a total of $34,432, respectively.

________________________________________________________________
       EXECUTIVE COMPENSATION AND OTHER BENEFITS
________________________________________________________________

    Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last two fiscal years awarded to or earned by the Company's Chief Executive Officer. No executive officer of the Company earned salary and bonus in fiscal year 1998 exceeding $100,000 for services rendered in all capacities to the Company and the Association.



                                     Annual Compensation
                                -------------------------------
                                                Other Annual      All Other
Name                    Year    Salary   Bonus  Compensation(1)  Compensation
----                    ----    ----------------------------------------------
Keith E. Waggoner(2)    1998     $45,000  $14,123   $  --           $  --
Chief Executive Officer 1997      43,586   17,937      --              --
                        1996      41,544   13,249      --              --

____________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 1998 did not exceed 10% of each of the executive officer's respective salary and bonus.
(2) Mr. Waggoner became Chief Executive Officer of the Company in January 1997 and of the Association in May 1997. Prior to May 1997 Mr. Waggoner served as Executive Vice President of the Association and performed the duties commensurate with the title of Chief Executive Officer.

    Employment Agreements. The Company and the Association entered into employment agreements (the "Employment Agreements") under which Keith E. Waggoner (the "Employee") would serve as President of the Association and President of the Company. In such capacities, the Employee is responsible for overseeing all operations of the Association and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Employee in his career with the Company and the Association by assuring him of some financial security.

    The Employment Agreements became effective upon their execution and provide for a term of three years, with an annual base salary equal to the Employee's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of the Employment Agreements, the term of the Employee's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Employee has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreements shall terminate upon the Employee's death, may terminate upon the Employee's disability and are terminable by the Association for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Association terminates the Employee without just cause, the Employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements plus an additional 12 month's salary and, at the Employee's election, either

continued participation in benefit plans which the Employee would have been eligible to participate in through the Employment Agreements' expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the calendar month in which the Employee's death occurred. The Employee is able to voluntarily terminate his Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Association and the Company, in which case the Employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

    In the event of (i) the Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the second anniversary of the change in control or the expiration date of the Employment Agreements (the "Protected Period"), (ii) the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by the Employee, or (iii) the Employee's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, the Employee will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. A "change in control" is deemed to occur where (i) as a result of, or in connection with, any initial public offering, tender offer or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were directors of the Association before such transaction cease to constitute a majority of the Board of Directors of the Association or any successor to the Association; (ii) the Association transfers substantially all of its assets to another corporation which is not an affiliate of the Association; (iii) the Association sells substantially all of the assets of an affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale; (iv) any "person" including a "group" is or becomes the "beneficial owner", directly or indirectly, of securities of the Association representing twenty-five percent (25%) or more of the combined voting power of the Association's outstanding securities (with the terms in quotation marks having the meaning set forth under the federal securities laws); or (v) the Association is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the former stockholders of the Association. The Employment Agreement with the Association provides that within 10 business days of a change in control, the Association shall fund, or cause to be funded, a trust in the amount of 2.99 times the Employee's base amount, that will be used to pay the Employee amounts owed to him. The aggregate payment that would be made to Mr. Waggoner assuming his termination of employment under the foregoing circumstances at September 30, 1998 would have been approximately $176,777. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Association, or obtains a written settlement, in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________


    The Association offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Association's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. None of these loans had favorable terms. At September 30, 1998, the Association's loans to directors and executive officers totaled $302,813, or 4.5% of the Company's stockholders' equity, at that date.

________________________________________________________________
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    Grimsley, White & Company, which were the Company's independent auditors for the 1998 fiscal year, have been retained by the Board of Directors to be the Company's auditors for the 1999 fiscal year. A representative of Grimsley, White & Company is expected to be present at the Annual Meeting to respond to appropriate stockholders' questions and will have the opportunity to make a statement if he so desires.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


    The Company's 1998 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 801 Swink Avenue, Rocky Ford, Colorado 81067-0032 no later than August 27, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    Stockholder proposals to be considered at the Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days' notice of the meeting is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

    A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ROCKY FORD FINANCIAL, INC., 801 SWINK AVENUE, ROCKY FORD, COLORADO 81067-0032.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Francis E. Clute

                           Francis E. Clute
                           Secretary
Rocky Ford, Colorado
December 29, 1998


                    REVOCABLE PROXY
              ROCKY FORD FINANCIAL, INC.

            ______________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   January 21, 1999
            ______________________________

    The undersigned hereby appoints Donald F. Gause, Brian H. Hancock and Keith E. Waggoner with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Rocky Ford Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the main office of Rocky Ford Federal Savings and Loan Association, 801 Swink Avenue, Rocky Ford, Colorado on Thursday, January 21, 1999 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.


                                                   VOTE
                                        FOR       WITHHELD
                                        ---       --------

1.  The election as directors of all
    the nominees listed below (except   [  ]        [  ]
    as marked to the contrary below).

    Wayne W. Whittaker
    Francis E. Clute
    William E. Burrell

    INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR  ANY
    INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON
    THE LINE PROVIDED BELOW.

    _______________________________

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE
LISTED PROPOSITION.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE LISTED PROPOSITION. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, dated December 29, 1998, and an Annual Report to Stockholders for the 1998 fiscal year.


Dated: _____________, 199__


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.

________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________